UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 01, 2005 (Date of earliest event reported)
Frontier Financial Corporation (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	000-15540 (Commission File Number)	91-1223535 (IRS Employer Identification Number)

332 SW Everett Mall Way (Address of principal executive offices)		98204 (Zip Code)
425-514-0700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 1, 2005, the Corporation announced the appointment of Mr. Patrick M. Fahey and Mr. David M. Cuthill to the Boards of Frontier Financial Corporation and Frontier Bank. Please see attached press release.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 01, 2005	FRONTIER FINANCIAL CORPORATION By: /s/ Michael J. Clementz Michael J. Clementz President & CEO

Press Release of Frontier Financial Corporation dated November 01, 2005
Exhibit Index
Exhibit No.	Description
99.1	Press Release of Frontier Financial Corporation dated November 01, 2005